Trade and Other Payables	12 Months Ended
Dec. 31, 2023
Disclosure of Trade and Other Payables [Line Items]
Trade and Other Payables
21.
Trade and Other Payables

Trade and Other Payables are composed of the following:

	2023	2022
Trade Payables	572,394	395,134
Accrued Liabilities	10,192	5,801
Other Payables	19,907	6,939
Total	602,493	407,874

Trade and Other Payables are classified as current liabilities as their contractual due date is within one year or less, and their carrying value is representative of fair value due to their short–term nature.

Trade Payables represent obligations to transfer cash to merchants as a result of pay-in transactions processed or pay-out transactions to be processed upon request of the merchant. Accrued Liabilities represent amounts payable to legal and tax advisors and auditors. Other Payables represent the processors’ costs and general administrative expenses.